UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2026

DYNARESOURCE, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-30371	94-1589426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

The Urban Towers 222 W. Las Colinas Blvd. Suite 1910 - North Tower
Irving, Texas		75039
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 869-9400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 30, 2026, DynaResource, Inc. (the “Company”) entered into privately negotiated Stock Purchase Agreements (the “SPA”) with Ocean Partners Holdings Limited (the “Purchaser”), pursuant to which Purchaser acquired an aggregate of 833,333 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a purchase price of $1.20 per share, resulting in proceeds of $1,000,000.

In connection with the above transaction, and pursuant to the terms of the SPA entered into with Golden Post (the “Golden Post SPA”), Golden Post waived certain preemptive and antidilution rights that would otherwise have been triggered by transactions contemplated by the SPA.

The foregoing summary is qualified in its entirety by reference to the full text of the SPA, a copy of which is filed as Exhibit 10.1 to this Form 8-K. The SPA contains customary representations, warranties and covenants, which were made only for purposes of the SPA and as of specific dates, were solely for the benefit of the parties to the SPA, and may be subject to limitations agreed upon by the contracting parties.

Item 3.02 Unregistered Sales of Equity Securities.

As discussed above, pursuant to the SPAs, on April 30, 2026 the Company issued and sold 833,333 shares of Common Stock to the Purchaser for a total purchase price of $1,000,000, at a price of $1.20 per share, in privately negotiated transactions exempt from registration under the Securities Act of 1933 pursuant to Section 4(a)(2).

Item 8.01 Other Events.

On May 1, 2026, the Company issued a press release announcing the closing of a private placement for $1,000,000. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d)
Exhibits

Exhibit No.	Description
10.1	Stock Purchase Agreement dated April 30, 2026, by and between DynaResource, Inc. and Ocean Partners UK Limited.
99.1	Press Release issued on May 1, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNARESOURCE, INC.

Date:	May 6, 2026	By:	/s/ Rohan Hazelton
Rohan Hazelton, Chief Executive Officer